                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   February 24, 1999
                                                  ------------------------------

                                Autodesk, Inc.
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            (Exact name of registrant as specified in its charter)

          Delaware                       0-14338                  94-2819853
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

       111 McInnis Parkway, San Rafael, California             94903
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        (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:    (415) 507-5000
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________________________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On January 18, 1999, the Registrant, Autodesk Development B.V. ("Dutchco"), 9066-9771 Quebec Inc., Autodesk Canada Inc., 9066-9854 Quebec Inc. and Discreet Logic Inc. ("Discreet") entered into Amendment No. 2 to the Second Amended and Restated Agreement and Plan of Acquisition and Amalgamation (the "Second Amendment"). The Second Amendment further amends the original acquisition agreement entered into by and among the parties on August 20, 1998, as subsequently amended and restated on September 23, 1998, as subsequently amended and restated on November 18, 1998, and as subsequently amended on December 18, 1998 (the "Original Agreeement"). Pursuant to the Second Amendment, among other things, Dutchco, an indirect wholly owned subsidiary of the Registrant, ultimately will exchange 0.33 shares of the Registrant's common stock, par value $0.01 per share ("Autodesk Common Stock"), for each outstanding common share of Discreet, no par value per share (each a "Discreet Common Share"), which reduces the previously announced exchange ratio of 0.48 shares of Autodesk Common Stock for each Discreet Common Share. In addition, the Second Amendment provides for the extension of certain dates under the Original Agreement.

     The acquisition by the Registrant of Discreet is expected to be accounted for as a pooling-of-interests and its consummation is subject to a number of conditions specified in the Original Agreement, as amended, including approval of the Registrant's stockholders and Discreet's shareholders. The Second Amendment and the Registrant's press release announcing the Second Amendment are filed as exhibits to this Report.

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Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.  Not applicable.
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         (b) Pro forma financial information.  Not applicable.
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         (c)  Exhibits.
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             99.1  Press release of the Registrant dated February 24, 1999.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 26, 1999     AUTODESK, INC.



                               /s/ Steve Cakebread
                              ----------------------
                              Steve Cakebread
                              Vice President and Chief Financial Officer
                              (Principal Financial Officer)

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                               INDEX TO EXHIBITS


     Exhibit
     Number    Description of Document
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     99.1      Press release of the Registrant dated February 24, 1999.